12. Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

On October 16, 2015, we entered into a lease agreement for 5,824 square feet of office space in Irvine, California. The lease has a minimum term of 60 months with monthly rents escalating from $14,676 in year one to $17,472 in year five. Tenant improvements made by the landlord were completed at the end of January 2016, at which time we moved into the space and our lease commenced. Annual rent expense for the years ended December 31, 2015 and 2014 was $33,335 and $22,109, respectively.

Future minimum lease obligations as of December 31, 2015 are as follows:

2016	$161,436
2017	183,163
2018	191,493
2019	199,881
2020	208,907
Thereafter	17,472
Total minimum lease obligations	$962,352